                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 26, 1998


                AmeriCredit Automobile Receivables Trust 1998-D
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


United States                        333-63565                  88-0359494
________________________        _____________________     ______________________
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)           Identification No.)
c/o AmeriCredit Financial                                         76107
Services, Inc.                                               ________________
Attention: Chris A. Choate                                       (Zip Code)
200 Bailey Avenue
Fort Worth, Texas
________________________
(Address of Principal
Executive Offices)


       Registrant's telephone number, including area code (817) 882-7000
                                                          ---------------

         (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

  Item 5.  Other Events
           ------------

       In connection with the offering of AmeriCredit Automobile Receivables Trust 1998-D Asset-Backed Notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").



  Item 7.  Financial Statements, Pro Forma Financial

       Information and Exhibits.
       ----------------------------------------------


       (a)  Not applicable

       (b)  Not applicable

       (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

                              SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        AMERICREDIT AUTOMOBILE RECEIVABLES
                        TRUST 1998-D


                        By:    AmeriCredit Financial Services, Inc., as Servicer



                        By:/s/ Chris A. Choate
                           -------------------------------------
                           Name: Chris A. Choate
                           Title:  Senior Vice President,
                                   Secretary and General Counsel





Dated:  October 27, 1998

                                 EXHIBIT INDEX
                                 -------------



Exhibit No. Description
----------- -----------


99.1 Related Computational Materials (as defined in Item 5 above) distributed by Chase Securities Inc., Credit Suisse First Boston Corporation and Nationsbanc Montgomery Securities LLC